UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2022

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 462-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Agreement

Asset Purchase Agreement

On June 20, 2022, Jupiter Wellness, Inc. (the “Company”) entered into and closed on an Asset Purchase Agreement (the “Purchase Agreement”) with Applied Biology Inc. (“Seller”). The Purchase Agreement provides for the purchase of all of the Seller’s assets used in its business (the “Seller Business”) by the Company in exchange for up to 2,000,000 restricted shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which shall be issued to Seller as follows, (i) 1,000,000 shares of Common Stock at the closing and (ii) up to 1,000,000 shares of Common Stock within seventy-one (71) days of closing, subject to the completion of Seller’s audit.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The consideration paid under the Purchase Agreement will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Item 7.01 Regulation FD Disclosure.

On June 21, 2022, the Company issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement. The press release is filed as Exhibit 99.1 to this Current Report.

The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1#	Asset Purchase Agreement by and between Jupiter Wellness, Inc. and Applied Biology Inc. dated June 20, 2022
99.1	Press Release dated June 21, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

# Certain schedules and exhibits have been omitted pursuant to Item 601(A)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

Cautionary Note Regarding Forward-Looking Statements and Representations and Warranties in Purchase Agreement

The information contained in this Current Report and the exhibits hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Purchase Agreement and other statements containing the words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

The Purchase Agreement (the “Agreement”) has been filed with this Current Report to provide investors with information regarding its terms. Such disclosures are not intended to provide any other factual information about the Company or the Seller. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the respective Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules and exhibits which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to investors and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules and exhibits contain information that is material to investors’ investment decision. Investors are not third-party beneficiaries under the Agreement, and in reviewing the representations, warranties and covenants contained in the Agreement or any descriptions thereof in this Current Report, it is important to bear in mind that such representations, warranties and covenants or any descriptions thereof may not characterize the actual state of facts or condition of the Company, the Seller or any of their respective subsidiaries or affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2022

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer